Merrill Lynch (GRAPHIC OMITTED)

ABS New Transaction

Computational Materials

$[181,857,000] (approximate)

Mortgage Asset-Backed Pass-Through Certificates,

RAAC Series 2005-SP2

GMAC RFC (GRAPHIC OMITTED)

 RAAC Series 2005-SP2 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer
Expected Timing:	Pricing Date:	On or about October 5, 2005
	Settlement Date:	On or about October 11, 2005
	First Payment Date:	October 25, 2005

Structure:	Group I	$[183,693,000] senior/subordinate ABS overcollateralization structure
	Group II	$[303,147,000] senior/subordinate MBS shifting interest structure
	Rating Agencies:	Moody's, Standard & Poor's and Fitch (Group II only)

October 3, 2005

(Part II of II)

This document and the information contained herein (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors shouldfully consider the risk of an investment in these securities.

FOR ADDITIONAL INFORMATION PLEASE CALL:
Merrill Lynch
MBS/ABS Trading/Syndicate
Scott Soltas	212-449-3659	scott_soltas@ml.com
Charles Sorrentino	212-449-3659	charles_sorrentino@ml.com
Colin Sheen	212-449-3659	colin_sheen@ml.com
Charles Macintosh	212-449-3659	charles_macintosh@ml.com
Gregory Ikhilov	212-449-3659	gregory_ikhilov@ml.com
Roger Ashworth	212-449-3659	roger_ashworth@ml.com
Edgar Seah	+81 3 6225 7803	edgar_seah@ml.com

Global Asset Backed Finance
Matt Whalen	212-449-0752	matthew_whalen@ml.com
Paul Park	212-449-6380	paul_park@ml.com
Tim Loughlin	212-449-1646	timothy_loughlin@ml.com
Tom Saywell	212-449-2122	tom_saywell@ml.com
Alan Chan	212-449-8140	alan_chan@ml.com
Fred Hubert	212-449-5071	fred_hubert@ml.com
Alice Chu	212-449-1701	alice_chu@ml.com
Sonia Lee	212-449-5067	sonia_lee@ml.com
Keith Singletary	212-449-9431	keith_singletary@ml.com
Calvin Look	212-449-5029	calvin_look@ml.com
Yimin Ge	212-449-9401	yimin_ge@ml.com
Hoi Yee Leung	212-449-1901	hoiyee_leung@ml.com

Rating Agencies
Moody's
Timothy Gildner	212-553-2919	timothy.gildner@moodys.com

Standard & Poor's
Frank Bruzese	212-438-1809	frank_bruzese@standardandpoors.com

All collateral statistics described herein are based on the collateral balances as of September 1, 2005 (the "Cut-Off Date") unless otherwise indicated.

RAAC Series 2005-SP-2 Trust Structural Summary

October 3, 2005

$[181,857,000] (Approximate Offered Certificates- Subject to Revision)

Characteristics of the Group I Certificates (1), (2), (3)

Class	Loan Group	Expected Amount ($)	Expected Ratings (S&P/Moody's)	Bond Type	Pmt. Delay (days)	Interest Accrual Basis	WAL (yrs.) to Call / Maturity	Pmt. Window (mos.) to Call / Maturity	Exp. Maturity to Call / Maturity	Final Scheduled Maturity (8)
Offered Certificates
A-I-1	I	114,615,000	[AAA]/Aaa	Sr Fltr (4), (5)	0	Actual/360	1.00 / 1.00	1 - 29 / 1 - 29	02/2008 / 02/2008
A-I-2	I	15,598,000	[AAA]/Aaa	Sr Fltr (4), (5)	0	Actual/360	2.66 / 2.66	29 - 36 / 29 - 36	09/2008 / 09/2008
A-I-3	I	21,338,000	[AAA]/Aaa	Sr Fltr (4), (5)	0	Actual/360	5.82 / 7.28	36 - 77 / 36 - 190	02/2012 / 07/2021
M-I-1	I	12,858,000	[AA]/Aa2	Mez Fltr (5), (6)	0	Actual/360	4.71 / 5.24	44 - 77 / 44 - 156	02/2012 / 09/2018
M-I-2	I	9,184,000	[A]/A2	Mez Fltr (5), (6)	0	Actual/360	4.46 / 4.93	41 - 77 / 41 - 139	02/2012 / 04/2017
M-I-3	I	5,051,000	[BBB+]/Baa1	Mez Fltr (5), (6)	0	Actual/360	4.37 / 4.76	39 - 77 / 39 - 122	02/2012 / 11/2015
M-I-4	I	1,836,000	[BBB]/Baa2	Mez Fltr (5), (6)	0	Actual/360	4.34 / 4.65	38 - 77 / 38 - 107	02/2012 / 08/2014
M-I-5	I	1,377,000	[BBB-]/Baa3	Mez Fltr (5), (6)	0	Actual/360	4.31 / 4.56	38 - 77 / 38 - 100	02/2012 / 01/2014
Total Offered Certificates	181,857,000
Non-Offered Certificates
B-I	I	1,836,000	[BB+]/Ba1	Sub Fltr (5), (7)	Information Not Provided Herein
R-I	I	Information Not Provided Herein
SB	I	Information Not Provided Herein

Total

Notes:

  Class sizes subject to a permitted variance in the aggregate of 10%.

  Pricing Prepayment Assumption: in respect of the fixed rate Group I Loans, [20]% HEP and in respect of the adjustable rate Group I Loans: [100]% PPC, as defined herein.

  Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to maturity.

  The pass-through rate on the Class A-I Certificates will be equal to the least of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate, and (iii) [14.00]% per annum..

  If the 10% optional call is not exercised with respect to the Group I Loans, the margin on the Class A-I Certificates will double and the margin on the Class M-I Certificates and the Class B-I Certificates will increase to 1.5x the respective original margin, in each case beginning on the second Distribution Date after the first possible optional call date in respect of Group I.

  The pass-through rates on the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4 and Class M-I-5 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group I Net WAC Cap and (iii) [14.00]% per annum.
  The pass-through rates on the Class B-I Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group I Net WAC Cap and (iii) [14.00]% per annum.
  Calculated based on being one month after the maturity date of the latest maturing loan.

SUMMARY COLLATERAL INFORMATION

Original LTVs have been calculated based on the original mortgage loan balance and the mortgaged property value at the time of mortgage loan origination. Current LTVs have been calculated based on the mortgage loan balance as at the Cut-off Date and the mortgaged property value at the time of mortgage loan origination. As of the Closing Date, [3.19]% of the mortgage loans in Group I will be secured by second liens.

All of the credit scores have been updated prior to the Cut-off Date.

All collateral information contained herein is as of the Cut-off Date of September 1, 2005.

mortgage Loans in Group I
Agg. Scheduled Balance	$183,699,287	WA Original LTV	79.23%
Avg. Scheduled Balance	$151,692	WA Current LTV	77.05%
WAC	7.3028%	WA Credit Score	619
WAM (months)	326	Full Doc	66.90%
WA Seasoning (months)	24
California Concentration	20.81%

Issuer: RAAC Series 2005-SP2 Trust.

Certificates: Group I Certificates

The Class A-I-1, Class A-I-2, Class A-I-3, Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5 and Class B-I Certificates, Class R-I Certificates and Class SB Certificates are backed by primarily first lien, fixed-rate and adjustable-rate mortgage loans (the "Group I Loans").

The Class A-I-1, Class A-I-2, and Class A-I-3 Certificates are referred to as the "Senior Group I Certificates" or "Class A-I Certificates".

The Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4 and Class M-I-5 Certificates are referred to together as the "Class M-I Certificates".

The Class M-I Certificates and the Class B-I Certificates are referred to together as the "Subordinate Group I Certificates".

The Senior Group I Certificates, the Class M-I Certificates, the Class B-I Certificates, the Class R-I Certificates and the Class SB Certificates are together referred to as the "Group I Certificates".

Group II Certificates

The Class A-II, Class II-IO-A, Class II-IO-B, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class B-II-1, Class B-II-2, Class B-II-3, Class R-II-1 and Class R-II-2 Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans (the "Group II Loans").

The Class II-IO-A Certificates and the Class II-IO-B Certificates are referred to as the "Class II-IO Certificates".

The Class A-II and Class II-IO Certificates are referred to as the "Senior Group II Certificates".

The Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates are referred to together as the "Class M-II Certificates".

The Class B-II-1, Class B-II-2 and Class B-II-3 Certificates are referred to together as the "Class B-II Certificates".

The Class R-II-1 and the Class R-II-2 Certificates are referred to together as the "Class R-II Certificates".

The Senior Group II Certificates, the Class M-II Certificates, the Class B-II and the Class R-II Certificates are together referred to as the "Group II Certificates".

No Cross Collateralization: The Group I Certificates and the Group II Certificates will be offered pursuant to the same prospectus supplement. However, there will be no cross collateralization between the Group I Certificates and the Group II Certificates.

Offered Certificates: The Senior Group I Certificates and the Class M-I Certificates.

Non-Offered Certificates: The Group II Certificates, the Class B-I Certificates, the Class R-1 Certificates and the Class SB Certificates are not offered hereby.

Lead Manager: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers: Residential Funding Securities Corp.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding").

Subservicer: Primary servicing will be provided by Wilshire Credit Corporation ("Wilshire") with respect to approximately 42.64% of the Group I Loans, by GMAC Mortgage Corporation ("GMACMC") with respect to approximately 15.22% of the Group I Loans, by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 11.48% of the Group I Loans and by Litton Loan Servicing LLP with respect to approximately 10.98%% of the Group I Loans. Wilshire is a wholly-owned subsidiary of Merrill Lynch & Co, Inc. HomeComings is a wholly-owned subsidiary of Residential Funding.

Cut-off Date: September 1, 2005.

Settlement Date: On or about October 11, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A-I and Class M-I-1 Certificates: $25,000 and integral multiples of $1 in excess thereof. For the Class M-I-2, Class M-I-3, Class M-I-4 Class M-I-5 and Class B-I Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: It is expected that, as of the Settlement Date, the Class A-I Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

Legal Investment: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Collateral Description: Two loan groups:

  Group I Loans will consist of primarily first lien, fixed-rate and adjustable-rate mortgage loans with an aggregate principal balance of approximately $183,699,287 as of the Cut-off Date.
  Group II Loans will consist of primarily first lien, fixed-rate and adjustable-rate mortgage loans with an aggregate principal balance of approximately $306,521,869 as of the Cut-off Date.

HOEPA Loans: None of the mortgage loans as of the Cut-off Date by aggregate principal balance are High Cost Loans as defined under the Home Ownership and Equity Protection Act of 1994 (the "Homeownership Act"). The Homeownership Act requires certain additional disclosures and other requirements on mortgages subject to the Homeownership Act. Purchasers or assignees of these High Cost Loans could be exposed to all claims and defenses that the mortgagors could assert against the originators of the mortgage loans. Remedies available to the borrower include monetary penalties, as well as rescission rights. Residential Funding Corporation, as seller, will be required to repurchase or substitute for any mortgage loan that violated the Homeownership Act at the time of origination, if that violation adversely affects the interests of the certificateholders in that mortgage loan.

Pricing Prepayment

Assumption: In respect of the fixed rate Group I Loans, [20]% HEP and in respect of the adjustable rate Group I Loans, [100]% PPC (2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter). The maximum CPR in any one period is 95%.

Optional Calls: If the aggregate principal balance of the Group I Loans falls below 10% of their original aggregate principal balance as of the Cut-off Date ("Group I Optional Call"), the Master Servicer may terminate the trust with respect to this loan group. The optional call for the Group I Loans and the optional call for the Group II Loans is independent of each other.

The Principal Investment

Activities Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities Program ("PIA"). The PIA program, among other types of collateral, targets seasoned assets offered in the secondary market. These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, or may be loans with program exceptions or may be secured by unusual property types. The loans may have document deficiencies or have prior and/or current delinquencies or a combination of one or more of the foregoing.

The PIA program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk. The factors considered may include:

  the mortgage loan's payment terms and characteristics;

  the borrower's credit profile, both current and, if available, at origination;

  an analysis of the mortgagor's ability and willingness to make full and timely repayment;

  the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and

  the quality of the available legal documentation associated with the loan, including certain aspects of compliance with relevant laws.

PIA's due diligence is tailored to address the particular risk profile of each acquisition.

Mortgage loans acquired under the PIA program may have unusual payment terms and characteristics. For example, they may be balloon loans, negative amortization loans, may have some of their payments deferred (documented and undocumented), may provide for simple interest or may adjust based on an uncommon index. The loans may have been modified following a payment delinquency, and as a result the final maturity of the loan may have been extended, or a balloon payment may be required to be paid by the borrower at the maturity of the loan.

The values of mortgaged properties securing loans acquired under the PIA program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

The PIA program loans may have missing or defective loan documentation. Mortgage notes, intervening assignments and title insurance may not be included in the related mortgage file. Residential Funding Corporation will not be obligated to repurchase any PIA program loan because of such missing or defective documentation unless the omission or defect materially interferes with the servicer's or master servicer's ability to foreclose on the related mortgaged property.

Credit Enhancement: A. Subordination

Except as described below, if the Class B-I Certificates remain outstanding, losses on the Group I Loans which are not covered by excess cash flow or overcollateralization will be allocated to the Class B-I Certificates and the other classes of Offered Certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class B-I Certificates are outstanding, all such losses will be allocated to the Class M-I Certificates as described in the prospectus supplement. If the M-I Certificates remain outstanding, losses on the Group I Loans which are not covered by excess cash flow or overcollateralization will be allocated to the Class M-I Certificates with the lowest payment priority, and the other classes of Offered Certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the Class B-I and Class M-I Certificates are outstanding, all such losses will be allocated to the Class A-I Certificates as described in the prospectus supplement

Group I
Class	Initial Subordination(1)
Class A-I	[20.40]%
Class M-I-1	[13.40]%
Class M-I-2	[8.40]%
Class M-I-3	[5.65]%
Class M-I-4	[4.65]%
Class M-I-5	[3.90]%
Class B-I	[2.90]%

(1) Assumes the initial Required Overcollateralization Amount is met.

B. Overcollateralization ("OC")
Group I
Initial (% Orig.)	[0.00]%
Required OC Amount (% original balance) (1)	[2.90]%
Stepdown Required OC Amount (% of current balance) (2)	[5.80]%
OC Floor (% of original balance) (3)	[0.50]%
OC Holiday	None

(1) The Required OC Amount on any Distribution Date will be increased by an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" below on previous Distribution Dates.

(2) Subject to certain trigger events as specified herein. The Stepdown Required OC Amount will be increased by an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" below on previous Distribution Dates.

(3) The OC Floor on any Distribution Date will be increased by an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" below on previous Distribution Dates.

C. Excess Cash Flow

For Group I Loans, on any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates and (y) the Principal Remittance Amount and (b) any Overcollateralization Reduction Amount.

Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Interest Distributions: On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or Excess Cash Flow) will be paid to the holders of Certificates to the extent of the available distribution amount from loan group I in the following order of priority:

    To the Class A-I Certificates, pro rata;

    To the Class M-I-1 Certificates;

    To the Class M-I-2 Certificates;

    To the Class M-I-3 Certificates;

    To the Class M-I-4 Certificates;

    To the Class M-I-5 Certificates; and

    To the Class B-I Certificates.

Principal Distributions: For each loan group on each Distribution Date, the Principal Distribution Amount will be distributed as follows:

    To the Class A-I-1 Certificates, the Class A-I Principal Distribution Amount, until the certificate principal balance of the Class A-I-1 Certificates is reduced to zero;

    To the Class A-I-2 Certificates, the Class A-I Principal Distribution Amount, until the certificate principal balance of the Class A-I-2 Certificates is reduced to zero;

    To the Class A-I-3 Certificates, the Class A-I Principal Distribution Amount, until the certificate principal balance of the Class A-I-3 Certificates is reduced to zero;

    To the Class M-I-1 Certificates, the Class M-I-1 Principal Distribution Amount, until the certificate principal balance of the Class M-I-1 Certificates is reduced to zero;

    To the Class M-I-2 Certificates, the Class M-I-2 Principal Distribution Amount, until the certificate principal balance of the Class M-I-2 Certificates is reduced to zero;

    To the Class M-I-3 Certificates, the Class M-I-3 Principal Distribution Amount, until the certificate principal balance of the Class M-I-3 Certificates is reduced to zero;

    To the Class M-I-4 Certificates, the Class M-I-4 Principal Distribution Amount, until the certificate principal balance of the Class M-I-4 Certificates is reduced to zero;

    To the Class M-I-5 Certificates, the Class M-I-5 Principal Distribution Amount, until the certificate principal balance of the Class M-I-5 Certificates is reduced to zero; and

    To the Class B-I Certificates, the Class B-I Principal Distribution Amount, until the certificate principal balance of the Class B-I Certificates is reduced to zero.

Excess Cash Flow Distributions: On any Distribution Date, the Excess Cash Flow and subsequent recoveries received by the Master Servicer with respect to any defaulted Group I Loan will be allocated in the following order of priority:

  As part of the Principal Distribution Amount, to pay to the holders of the Class A-1 Certificates and then sequentially to the holders of the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5 and Class B-I Certificates, in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any class of the Senior Group I Certificates or the Subordinate Group I Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;

  To pay to the holders of the Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Group I Loans for the preceding calendar month;

  To pay to the holders of the Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the Required Overcollateralization Amount has been achieved;

  To pay to the holders of the Certificates, pro rata based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  To pay to the holders of the Certificates, pro rata based on the amount of any unpaid Prepayment Interest Shortfalls previously allocated thereto, the amount of any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

  To pay pro rata to the holders of the Class A-I Certificates, pro rata, based on the amount of the Net WAC CAP Shortfall Carry-Forward Amounts previously allocated thereto that remain unreimbursed, and then sequentially to the holders of the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5 and Class B-I Certificates, in that order, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts, to the extent not covered by the applicable Yield Maintenance Agreement;

  To pay to the holders of the Certificates, pro rata based on the amount of any Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

  To pay to the holders of the Class A-I Certificates, pro rata, based on their respective principal portion of realized losses previously allocated to those classes of Certificates and remaining unreimbursed, and then sequentially to the holders of the Class M-I-1, Class M-I-2, Class M-I-3, Class M-I-4, Class M-I-5 and Class B-I Certificates, in that order, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

  To pay to the holders of the Class B-I Certificates, as a payment of principal to the Class B-I Certificates until the certificate principal balance of the Class B-I Certificates is reduced to zero; and

  Any remaining amount, to pay to the holder of the Class SB Certificates and Class R-I Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the Settlement Date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates:

  The Class A-I-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-I-1 Margin"), and beginning on the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus 2 times the Class A-I-1 Margin, (y) the Group I Net WAC Cap Rate and (z) [14.00]%.

  The Class A-I-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-I-2 Margin"), and beginning on the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus 2 times the Class A-I-2 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class A-I-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-I-3 Margin"), and beginning on the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus 2 times the Class A-I-3 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class M-I-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-I-1 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-I-1 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class M-I-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-I-2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-I-2 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class M-I-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-I-3 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-I-3 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class M-I-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-I-4 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-I-4 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class M-I-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-I-5 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-I-5 Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

  The Class B-I Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class B-I Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class B-I Margin, (y) the Group I Net WAC Cap Rate, and (z) [14.00]%.

Group I Net WAC Cap Rate: The Pass-Through Rate of each class of the Offered Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. For any Distribution Date on which the Pass-Through Rate on any class of the Offered Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [14.00]% per annum (the "Group I Net WAC Cap Rate Shortfall Carry-Forward Amount").

Group I Net WAC Cap

Rate Shortfall: With respect to any class of the Offered Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of that class of Certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the Pass-Through Rate that would otherwise be applicable if the Group I Net WAC Cap Rate did not apply, provided that this rate does not exceed [14.00]% per annum over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate.

Yield Maintenance Agreements: The Senior Group I Certificates and the Subordinate Group I Certificates will have the benefit of a series of payments pursuant to separate yield maintenance agreements (each a "Yield Maintenance Agreement"). With respect to any Distribution Date, payments received under the applicable Yield Maintenance Agreement will be available to pay the holders of the relevant class of the Senior Group I Certificates or the relevant class of the Subordinate Group I Certificates any Group I Net WAC Cap Rate Shortfall Carry-Forward Amount.

On each Distribution Date, payments under each Yield Maintenance Agreement will be made on a notional balance (each a "Yield Maintenance Notional Balance") equal to the lesser of (i) the aggregate certificate principal balance of the Senior Group I Certificates or the aggregate certificate principal balance of the Subordinate Group I Certificates, as applicable, and (ii) the amount set forth in the relevant Yield Maintenance Agreement Schedule attached hereto. To the extent that the relevant Yield Maintenance Notional Balance in respect of a Distribution Date exceeds the aggregate certificate principal balance of the Senior Group I Certificates or the aggregate certificate principal balance of the Subordinate Group I Certificates, as applicable, on that Distribution Date (prior to any payments being made on such date), the amount payable under such Yield Maintenance Agreement in respect of such excess will not be available to the holders of the Senior Group I Certificates, or the Subordinate Group I Certificates, as applicable.

Weighted Average

Monthly Fees: Master servicing fee and sub-servicing fee of approximately 0.48137% for Group I and 0.40161% for Group II.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

Eligible Master Servicing

Compensation: For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates in accordance with the amount of accrued certificate interest that would have accrued absent these shortfalls.

Prepayment Interest Shortfalls: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Group I Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefore.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is determined to be recoverable from future collections on the relevant mortgage loan.

Group I Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Group I Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Senior Group I Certificates and the Subordinate Group I Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Group I Required

Overcollateralization Amount: With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the related Stepdown Date, the sum of (i) [2.90]% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, and (ii) an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" above on previous Distribution Dates, or (b) if such Distribution Date is on or after the related Stepdown Date, the greater of (i) the sum of (1) 5.80% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period, and (2) an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" above on previous Distribution Dates, and (ii) the Group I Overcollateralization Floor, provided, however, that if a Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount shall equal the sum of (1) Group I Required Overcollateralization Amount from the immediately preceding Distribution Date and (2) the amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" above on the previous Distribution Date.

Trigger Event : A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [37.00]% of the Group I Senior Enhancement Percentage, or (ii) cumulative realized losses on the Group I Loans as a percentage of the initial aggregate principal balance of the Group I Loans as of the Cut-off Date exceed the following amounts:
Group I
Months 37-48	[2.60]% in the first month plus an additional 1/12th of [1.55]% for every month thereafter
Months 49-60	[4.15]% in the first month plus an additional 1/12th of [1.20]% for every month thereafter
Months 61-72	[5.35]% in the first month plus an additional 1/12th of [0.40]% for every month thereafter
Month 73 and thereafter	[5.75]%

Sixty-Plus Delinquency

Percentage: With respect to any Group I Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Group I Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Group I Loans immediately preceding that Distribution Date.

Group I Senior Enhancement

Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Subordinate Group I Certificates and (ii) the Group I Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

Group I Overcollateralization

Floor: An amount equal to the sum of (i) [0.50]% of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date and (ii) an amount equal to the cumulative amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" above on previous Distribution Dates,

Group I Overcollateralization

Reduction Amount: For any Distribution Date for which the Group I Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Group I Excess Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount for that Distribution Date.

Group I Excess

Overcollateralization

Amount: For any Distribution Date, the excess, if any, of the Group I Overcollateralization Amount over the Group I Required Overcollateralization Amount.

Principal Remittance Amount: For any Distribution Date and the Group I Loans, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Group I Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Group I Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Group I Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding Subsequent Recoveries.

Principal Distribution Amount: For any Distribution Date and the Group I Loans, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (x) the Principal Remittance Amount for the Group I Loans and (y) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the Group I Loans and to reach the Group I Required Overcollateralization Amount minus any Group I Overcollateralization Reduction Amount and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement. The Principal Distribution Amount will not include any amount applied in payment of principal to the Class B-1 Certificates under paragraph (9) of "Excess Cash Flow Distribution" above.

Class A-I Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the related Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to the distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related mortgage loans after giving effect to the distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the related Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A Certificates and Class M-I-1 Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the related Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A Certificates, Class M-I-1 Certificates and Class M-I-2 Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the related Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount and Class M-I-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the related Class M-I-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount, Class M-I-3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount, Class M-I-3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount ; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates and Class M-I-4 Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount, Class M-I-3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the related Class M-I-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class B-I Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and Class M-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining related Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount, Class M-I-3 Principal Distribution Amount and Class M-I-4 Principal Distribution Amount and Class M-I-5 Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the related Class A-I Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-I-3 Certificates, Class M-I-4 Certificates and Class M-I-5 Certificates (after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-I-1 Principal Distribution Amount, Class M-I-2 Principal Distribution Amount, Class M-I-3 Principal Distribution Amount, Class M-I-4 Principal Distribution Amount and Class M-I-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Group I loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Subordination Percentage: As to any class of Senior Group I Certificates or Subordinate Group I Certificates, two times the percentage set forth for such Certificates as set out under "Credit Enhancement - Subordination" above.

Group I Stepdown Date: The later to occur of (x) the Distribution Date in [October 2008] and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses: Losses with respect to the Group I Loans, will be allocated first to reduce any Group I

Excess Cash Flow, second to reduce the Group I Overcollateralization Amount, third to the Class B-I, Class M-I-5, Class M-I-4, Class M-I-3, Class M-I-2 and Class M-I-1 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero, and fourth to the Class A-I Certificates, pro rata, until the certificate principal balance thereof is reduced to zero.

Prospectus: The Class A and Class M Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Class A and Class M Certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Senior Group I Certificates and Subordinate Group I Certificates may not be consummated unless the purchaser has received the Prospectus.

Total Mortgage Loans by Notional Credit Classification

Category:	Prime	A/Alt A	Insured	A-	Subprime	Total
Percent of Total:	13.00%	24.62%	3.97%	44.18%	14.23%	100.00%
Fixed:	39.26%	27.16%	55.11%	21.68%	27.84%	27.52%
ARM:	60.74%	72.84%	44.89%	78.32%	72.16%	72.48%
Current Balance:	$23,889,957	$45,218,372	$7,298,762	$81,152,216	$26,139,980	$183,699,287
Loan Count:	202	293	55	463	198	1,211
Average Balance:	$118,267	$154,329	$132,705	$175,275	$132,020	$151,692
WAM (mos):	314	333	300	333	309	326
WA Age (mos):	30	18	56	17	41	24
WA Orig. Term (mos):	344	351	356	350	350	350
Balloon:	3.83%	2.30%	0.00%	0.88%	1.41%	1.65%
First Lien:	91.06%	96.63%	100.00%	97.87%	98.18%	96.81%
WA FICO (non-zero):	719	633	588	601	563	619
WA Original LTV:	82.93%	79.83%	91.54%	78.34%	74.13%	79.23%
WA Current LTV:	79.94%	78.31%	85.33%	76.89%	70.42%	77.05%
WA Coupon:	6.883%	7.182%	6.736%	7.475%	7.519%	7.303%
WA Margin (ARMs only):	3.840%	5.125%	3.127%	5.663%	4.963%	5.170%
Owner Occupied:	90.16%	93.28%	93.23%	91.60%	90.63%	91.75%
Purchase:	39.59%	32.19%	62.04%	26.85%	31.45%	31.87%
Equity Refinance:	37.40%	62.08%	20.36%	63.82%	53.13%	56.71%
Rate/Term Refinance:	23.00%	5.74%	17.60%	9.33%	15.41%	11.42%

The above notional credit classifications of the loans has been prepared on the following basis:

Classification	FICO	12 months Mortgage History
Prime	660+	0 x 30
A/Alt A	620+	Max 2 x 30
Insured	Insured balance after first two classifications
A-	580+	0 x 60
Sub-prime	Balance after first four classifications

* Characteristics as of the Cut-off Date
Group I Loans

Aggregate Outstanding Principal Balance		$183,699,287
Aggregate Original Principal Balance		$190,813,756
Number of Mortgage Loans		1,211

	Minimum	Maximum	Average (1)
Original Principal Balance	$3,800	$1,200,000	$157,567
Outstanding Principal Balance	$1,993	$1,187,960	$151,692
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	60	480	350
Stated remaining Term (mos)	17	463	326
Loan Age (mos)	3	331	24
Current Interest Rate	1.000%	18.375%	7.303%
Original Loan-to-Value (3)	9.36%	132.31%	79.23%
Current Loan-to-Value (4) (6)	3.35%	131.91%	77.05%
Credit Score (5)	485	823	619

	Earliest	Latest
Maturity Date	February 10, 2007	April 1, 2044

	Number of Loans	Principal Balance	% of Principal Balance
Fully Amortizing	1,082	160,568,432.89	87.41%
Balloon	56	$3,032,802	1.65%
Interest Only	56	$17,406,432	9.48%

Loans with Pledged Assets	1	$105,913	0.06%
Cooperatives	2	$639,141	0.35%
Condotels	0	$0	0.00%
Modified Loans	43	$5,748,953	3.13%

Loans with DTI Greater Than 60%	2.13%

Delinquency Status	% of Principal Balance
Current	92.49%
31-60 days	7.51%

Sum of Principal Balance divided by total number of loans.
Weighted by Outstanding Principal Balance.
  In the above Summary Table and the following Group I mortgage loan tables, the original loan-to-value ratio has been calculated based on the original principal balance of the relevant combined first and second lien (if applicable) mortgage loan divided by the lesser of (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property. Second lien mortgage loans represent 3.19% of the portfolio.

  In the above Summary Table and the following Group I mortgage loan tables, the current loan-to-value ratio has been calculated based on the principal balance of the relevant combined first and second lien (if applicable) mortgage loan as at the Cut-off Date divided by the lesser of (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property. Second lien mortgage loans represent 3.19% of the portfolio.

Minimum and Weighting only for loans with scores.
  With respect to each of the Mortgage Loans indicated in the above table as having a current loan-to value greater than 125% (computed on the basis of the original value of the property), a statistical valuation or broker's price opinion was obtained indicating that as of the Cut-off Date the current loan-to-value ratio (computed on the basis of the updated statistical valuation or broker's price opinion and the outstanding principal balance as of the Cut-off Date) was 125% or less.

Credit Score Distribution of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Credit Scores	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
499 or less	1	$32,193	0.02%	$32,193	485	90.00%
500 to 519	3	774,708	0.42	258,236	510	72.95
520 to 539	28	3,559,842	1.94	127,137	534	84.86
540 to 559	66	8,275,388	4.50	125,385	551	74.98
560 to 579	84	11,746,847	6.39	139,843	569	72.69
580 to 599	242	38,316,923	20.86	158,334	590	80.35
600 to 619	268	49,662,803	27.03	185,309	610	77.99
620 to 639	254	41,140,452	22.40	161,970	630	78.47
640 to 659	49	5,595,110	3.05	114,186	650	88.47
660 to 679	53	5,672,787	3.09	107,034	668	83.40
680 to 699	34	4,440,492	2.42	130,603	691	84.86
700 to 719	25	2,075,500	1.13	83,020	706	82.71
720 to 739	30	3,409,891	1.86	113,663	727	88.63
740 to 759	22	3,175,477	1.73	144,340	750	91.71
760 or greater	48	5,590,706	3.04	116,473	776	73.39
Not Available	4	230,168	0.13	57,542	0	78.88
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
*For substantially all of the Group I Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Group I Loans will be approximately 619.

Original Mortgage Loan Principal Balances of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of Original Mortgage	Number of	Principal	Percentage of	Principal	Credit	Original
Loan Principal Balances	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
$1 to $100,000	555	$29,070,212	15.82%	$52,379	623	80.97%
$100,001 to $200,000	338	46,571,571	25.35	137,786	612	81.23
$200,001 to $300,000	159	38,053,454	20.72	239,330	613	79.82
$300,001 to $400,000	82	27,549,262	15.00	335,967	613	80.08
$400,001 to $500,000	37	16,453,832	8.96	444,698	622	80.00
$500,001 to $600,000	21	11,545,487	6.28	549,785	635	75.84
$600,001 to $700,000	10	6,095,854	3.32	609,585	636	71.53
$700,001 to $800,000	1	715,050	0.39	715,050	615	79.98
$800,001 to $900,000	2	1,662,706	0.91	831,353	589	79.91
$900,001 to $1,000,000	5	4,793,901	2.61	958,780	668	62.30
$1,000,001 or greater	1	1,187,960	0.65	1,187,960	625	48.48
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Net Mortgage Rates of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Net Mortgage Rates (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Less than 3.5000	1	$37,915	0.02%	$37,915	569	44.56%
3.5000 to 3.9999	3	375,544	0.20	125,181	603	74.90
4.0000 to 4.4999	20	5,356,192	2.92	267,810	670	67.97
4.5000 to 4.9999	39	10,597,433	5.77	271,729	609	78.12
5.0000 to 5.4999	94	22,914,426	12.47	243,770	628	76.30
5.5000 to 5.9999	135	28,119,279	15.31	208,291	628	77.90
6.0000 to 6.4999	128	23,163,312	12.61	180,963	625	80.81
6.5000 to 6.9999	96	18,909,955	10.29	196,979	614	80.90
7.0000 to 7.4999	141	21,172,885	11.53	150,162	608	81.04
7.5000 to 7.9999	111	14,765,299	8.04	133,021	609	79.39
8.0000 to 8.4999	111	12,055,797	6.56	108,611	609	76.96
8.5000 to 8.9999	70	8,163,954	4.44	116,628	602	79.67
9.0000 to 9.4999	92	7,803,672	4.25	84,823	610	82.21
9.5000 to 9.9999	39	3,128,153	1.70	80,209	610	86.19
10.0000 to 10.4999	48	3,030,959	1.65	63,145	623	84.67
10.5000 to 10.9999	26	1,953,999	1.06	75,154	625	88.51
11.0000 to 11.4999	17	778,386	0.42	45,787	622	93.26
11.5000 to 11.9999	15	556,748	0.30	37,117	606	86.78
12.0000 to 12.4999	9	423,267	0.23	47,030	595	90.24
12.5000 to 12.9999	8	236,081	0.13	29,510	605	68.99
13.0000 to 13.4999	4	108,588	0.06	27,147	639	65.18
14.0000 to 14.4999	1	4,183	0.01	4,183	620	15.87
14.5000 to 14.9999	2	23,699	0.01	11,849	613	87.06
17.5000 to 17.9999	1	19,560	0.01	19,560	669	20.00
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
As of the Cut-off Date, the weighted average Net Mortgage Rate of the Group I Loans will be approximately 6.8214% per annum.

Mortgage Rates of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgage Rates (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
0.5001 to 1.0000	1	$37,915	0.02%	$37,915	569	44.56%
3.5001 to 4.0000	1	180,052	0.10	180,052	600	80.00
4.0001 to 4.5000	4	672,733	0.37	168,183	608	69.91
4.5001 to 5.0000	28	7,969,202	4.34	284,614	654	75.31
5.0001 to 5.5000	43	12,743,782	6.94	296,367	613	73.54
5.5001 to 6.0000	103	21,781,555	11.86	211,471	633	76.63
6.0001 to 6.5000	124	24,926,533	13.57	201,020	625	79.48
6.5001 to 7.0000	129	24,436,179	13.30	189,428	624	80.71
7.0001 to 7.5000	93	18,303,953	9.96	196,817	610	80.39
7.5001 to 8.0000	152	21,596,301	11.76	142,081	609	80.67
8.0001 to 8.5000	105	13,224,736	7.20	125,950	612	78.41
8.5001 to 9.0000	98	11,869,335	6.46	121,116	606	78.23
9.0001 to 9.5000	74	8,658,435	4.71	117,006	608	80.39
9.5001 to 10.0000	87	7,173,909	3.91	82,459	605	81.58
10.0001 to 10.5000	36	2,809,641	1.53	78,046	608	85.78
10.5001 to 11.0000	51	3,340,858	1.82	65,507	622	84.98
11.0001 to 11.5000	25	1,809,083	0.98	72,363	626	88.44
11.5001 to 12.0000	17	792,958	0.43	46,645	623	92.80
12.0001 to 12.5000	16	570,476	0.31	35,655	609	85.37
12.5001 to 13.0000	9	425,257	0.23	47,251	594	92.32
13.0001 to 13.5000	8	238,896	0.13	29,862	617	68.29
13.5001 to 14.0000	3	90,055	0.05	30,018	601	62.13
14.5001 to 15.0000	1	4,183	0.01	4,183	620	15.87
15.0001 to 15.5000	2	23,699	0.01	11,849	613	87.06
18.0001 to 18.5000	1	19,560	0.01	19,560	669	20.00
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
As of the Cut-off Date, the weighted average mortgage rate of the Group I Loans will be approximately 7.3028% per annum.

Original Loan-to-Value Ratios of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of Original	Number of	Principal	Percentage of	Principal	Credit	Original
Loan-to-Value Ratios (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
50.00 or less	57	$8,402,417	4.57%	$147,411	631	40.18%
50.01 to 55.00	16	2,031,747	1.11	126,984	585	52.52
55.01 to 60.00	41	7,033,144	3.83	171,540	612	57.62
60.01 to 65.00	45	7,154,125	3.89	158,981	614	63.96
65.01 to 70.00	79	14,200,277	7.73	179,750	614	68.53
70.01 to 75.00	120	18,487,333	10.06	154,061	609	73.78
75.01 to 80.00	304	51,142,843	27.84	168,233	612	79.53
80.01 to 85.00	118	18,928,912	10.30	160,415	607	84.09
85.01 to 90.00	200	31,134,560	16.95	155,673	620	89.33
90.01 to 95.00	85	12,480,396	6.79	146,828	654	94.13
95.01 to 100.00	122	9,772,807	5.32	80,105	648	99.22
100.01 or greater	24	2,930,727	1.60	122,114	639	111.07
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
The weighted average loan-to-value ratio at origination of the Group I Loans will be approximately 79.23%.

Current Loan-to-Value Ratios of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of Current	Number of	Principal	Percentage of	Principal	Credit	Original
Loan-to-Value Ratios (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
50.00 or less	108	$10,592,767	5.77%	$98,081	629	46.11%
50.01 to 55.00	40	4,901,397	2.67	122,535	627	58.89
55.01 to 60.00	51	7,145,572	3.89	140,109	591	63.07
60.01 to 65.00	61	9,459,567	5.15	155,075	619	67.22
65.01 to 70.00	81	15,549,464	8.46	191,969	609	70.66
70.01 to 75.00	136	19,986,858	10.88	146,962	617	75.85
75.01 to 80.00	235	44,466,490	24.21	189,219	607	79.81
80.01 to 85.00	129	21,131,578	11.50	163,811	606	85.18
85.01 to 90.00	162	27,467,086	14.95	169,550	625	89.61
90.01 to 95.00	77	11,603,338	6.32	150,693	656	94.67
95.01 to 100.00	111	8,911,617	4.85	80,285	654	99.60
100.01 or greater	20	2,483,554	1.35	124,178	633	112.65
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
The weighted average current loan-to-value ratio of the Group I Loans will be approximately 77.05%.

Geographic Distributions of Mortgaged Properties of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Geographic Distributions	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
California	175	$38,219,594	20.81%	$218,398	609	77.82%
New York	68	14,845,073	8.08	218,310	621	73.63
Florida	106	13,890,828	7.56	131,046	608	76.63
Texas	101	12,017,536	6.54	118,986	618	77.85
Georgia	63	8,523,537	4.64	135,294	643	83.20
New Jersey	45	7,245,772	3.94	161,017	618	78.11
Illinois	44	7,054,723	3.84	160,335	619	77.50
Maryland	41	6,808,869	3.71	166,070	600	80.65
Michigan	51	6,645,803	3.62	130,310	639	77.93
Massachusetts	26	5,843,414	3.18	224,747	607	84.37
Ohio	82	5,567,636	3.03	67,898	620	82.39
Other	409	57,036,503	31.05	139,454	624	81.46
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
* Other includes other states and the District of Columbia with under 3% concentrations individually.

No more than approximately 0.79% of the Group I Loans will be secured by mortgaged properties located in any one zip code.

Mortgage Loan Purpose of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgage Loan Purpose	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Purchase	440	$58,553,579	31.87%	$133,076	622	83.36%
Rate/Term Refinance	132	20,975,834	11.42	158,908	629	74.86
Equity Refinance	639	104,169,874	56.71	163,020	614	77.79
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Occupancy Types of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Occupancy Types	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Primary Residence	1,042	$168,547,360	91.75%	$161,754	618	79.56%
Second/Vacation	12	1,137,063	0.62	94,755	635	81.18
Non-Owner Occupied	157	14,014,865	7.63	89,267	621	75.07
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Mortgaged Property Types of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgaged Property Types of the Group I Loans	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Single-family detached	951	$142,763,166	77.72%	$150,119	618	79.37%
Two- to four- family units	92	14,335,563	7.8	155,821	615	75.77
Planned Unit Developments (attached)	42	8,845,149	4.82	210,599	616	79.60
Planned Unit Developments (detached)	39	7,783,553	4.24	199,578	617	80.27
Condo Low-Rise (less than 5 stories)	55	7,187,573	3.91	130,683	632	83.18
Manufactured Home	13	1,211,522	0.66	93,194	615	75.46
Co-op	2	639,141	0.35	319,570	612	67.49
Condo High-Rise (9 stories or more)	7	469,985	0.26	67,141	643	81.34
Condo Mid-Rise (5 to 8 stories)	3	313,117	0.17	104,372	632	88.60
Townhouse	7	150,518	0.08	21,503	617	68.75
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Mortgage Loan Documentation Types of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Mortgage Loan	Number of	Principal	Percentage of	Principal	Credit	Original
Documentation Types	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Full Documentation	825	$122,887,107	66.90%	$148,954	619	79.90%
Reduced Documentation	386	60,812,180	33.1	157,545	617	77.88
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
No more than approximately 25.3% of such reduced loan documentation mortgage loans will be secured by mortgaged properties located in California.

Seasoning of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Seasoning (in Months)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
1 - 12	659	$113,837,559	61.97%	$172,743	615	79.66%
13 - 24	183	31,840,927	17.33	173,994	629	81.11
25 - 36	20	3,933,374	2.14	196,669	636	73.46
37 - 48	24	6,743,269	3.67	280,970	642	69.47
49 - 60	11	2,144,669	1.17	194,970	623	76.08
61 - 72	65	4,724,560	2.57	72,686	612	79.93
73 - 84	115	8,462,251	4.61	73,585	609	78.13
85 - 96	51	2,938,278	1.60	57,613	612	78.30
97 or greater	83	9,074,402	4.94	109,330	610	78.68
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%
As of the cut-off Date, the weighted average seasoning of the Group I Loans will be approximately 24 months.

Original Prepayment Penalty Term of the Group I Loans

					Weighted	Weighted
				Average	Average	Average
Original Prepayment	Number of	Principal	Percentage of	Principal	Credit	Original
Penalty Term	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
None	685	$106,899,955	58.19%	$156,058	623	78.32%
12 Months	27	4,512,814	2.46	167,141	637	75.42
24 Months	172	29,777,838	16.21	173,127	610	81.74
36 Months	258	37,674,471	20.51	146,025	612	80.46
60 Months	66	4,493,651	2.45	68,086	611	78.50
Other	3	340,558	0.19	113,519	612	67.95
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Maximum Mortgage Rates of the Group I Adjustable Rate Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Maximum Mortgage Rates (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
0.0000 to 0.9999	2	$56,211	0.04%	$28,105	683	83.95%
8.0000 to 8.9999	2	388,284	0.29	194,142	582	56.02
9.0000 to 9.9999	13	5,213,547	3.92	401,042	673	70.38
10.0000 to 10.9999	20	6,885,909	5.17	344,295	631	74.33
11.0000 to 11.9999	57	15,211,780	11.42	266,873	637	74.31
12.0000 to 12.9999	133	27,663,362	20.78	207,995	617	81.57
13.0000 to 13.9999	165	33,791,359	25.38	204,796	614	79.00
14.0000 to 14.9999	154	24,669,591	18.53	160,192	601	78.84
15.0000 to 15.9999	120	13,709,847	10.3	114,249	602	77.69
16.0000 to 16.9999	34	3,960,581	2.97	116,488	597	81.43
17.0000 to 17.9999	12	869,906	0.65	72,492	620	77.51
18.0000 to 18.9999	6	554,194	0.42	92,366	613	71.46
19.0000 to 19.9999	4	170,136	0.13	42,534	606	72.90
Total:	722	$133,144,707	100.00%	$184,411	616	78.21%
As of the cut-off Date, the weighted average maximum mortgage rate of the Group I Loans will be approximately 13.2914% per annum.

Next Interest Rate Adjustment Dates of the Group I Adjustable Rate Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Next Interest Rate Adjustment Dates	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
October 2005	28	$3,275,282	2.46%	$116,974	602	69.31%
November 2005	14	1,841,015	1.38	131,501	632	85.59
December 2005	15	1,319,653	0.99	87,977	608	75.65
January 2006	19	2,240,907	1.68	117,942	589	84.11
February 2006	18	2,524,562	1.90	140,253	597	81.09
March 2006	13	2,206,204	1.66	169,708	588	77.81
April 2006	18	2,408,013	1.81	133,779	608	75.57
May 2006	20	2,607,601	1.96	130,380	623	83.64
June 2006	18	2,104,117	1.58	116,895	612	82.02
July 2006	27	4,452,080	3.34	164,892	634	80.59
August 2006	32	5,183,392	3.89	161,981	619	79.22
September 2006	37	5,686,184	4.27	153,681	633	78.29
October 2006	21	5,045,121	3.79	240,244	629	76.90
November 2006	27	5,337,091	4.01	197,670	604	80.55
December 2006	70	12,666,696	9.51	180,953	612	77.69
January 2007	85	16,748,845	12.58	197,045	609	77.45
February 2007	72	14,763,519	11.09	205,049	606	79.47
March 2007	34	6,074,725	4.56	178,668	614	78.33
April 2007	42	9,093,819	6.83	216,520	608	79.71
May 2007	11	2,144,178	1.61	194,925	609	81.01
June 2007	8	1,754,411	1.32	219,301	641	80.99
July 2007	4	1,020,308	0.77	255,077	636	83.54
August 2007	7	1,402,451	1.05	200,350	619	75.92
September 2007	5	820,146	0.62	164,029	619	86.00
October 2007	4	910,116	0.68	227,529	600	68.19
November 2007	4	607,620	0.46	151,905	627	83.84
December 2007	4	617,820	0.46	154,455	592	79.55
January 2008	5	1,070,165	0.80	214,033	604	77.53
February 2008	4	800,202	0.60	200,050	616	62.02
March 2008	12	1,807,687	1.36	150,641	613	78.10
April 2008	7	935,027	0.70	133,575	649	82.67
May 2008	6	1,722,017	1.29	287,003	650	89.72
March 2009	2	87,138	0.07	43,569	591	61.56
July 2009	1	29,252	0.02	29,252	794	93.38
August 2009	3	740,139	0.56	246,713	656	80.00
September 2009	2	643,171	0.48	321,585	633	89.67
October 2009	1	96,148	0.07	96,148	614	51.97
November 2009	2	685,276	0.51	342,638	621	79.09
December 2009	3	1,807,890	1.36	602,630	608	59.11
January 2010	4	2,065,410	1.55	516,352	629	83.22
March 2010	3	771,812	0.58	257,271	625	78.39
April 2010	1	79,017	0.06	79,017	587	90.00
November 2010	1	599,843	0.45	599,843	600	66.67
March 2011	2	1,397,549	1.05	698,775	616	72.66
April 2011	3	1,523,135	1.14	507,712	719	75.27
May 2011	1	978,798	0.74	978,798	768	33.33
July 2011	1	293,252	0.22	293,252	622	79.99
October 2011	1	155,902	0.12	155,902	625	100.00
Total:	722	$133,144,707	100.00%	$184,411	616	78.21%
As of the cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Group I Loans will be approximately 19 months.

Note Margins of the Group I Adjustable Rate Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Note Margins (%)	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
0.0000 to 0.9999	4	$299,765	0.23%	$74,941	639	91.77%
1.0000 to 1.9999	4	1,315,279	0.99	328,820	615	75.39
2.0000 to 2.9999	109	28,725,938	21.57	263,541	637	72.78
3.0000 to 3.9999	35	5,872,808	4.41	167,795	626	83.17
4.0000 to 4.9999	61	6,437,819	4.84	105,538	617	80.03
5.0000 to 5.9999	129	24,369,889	18.30	188,914	612	79.88
6.0000 to 6.9999	329	58,769,350	44.14	178,630	608	79.65
7.0000 to 7.9999	37	5,240,388	3.94	141,632	611	77.27
8.0000 to 8.9999	9	1,617,664	1.21	179,740	635	77.90
9.0000 to 9.9999	4	412,152	0.31	103,038	585	67.26
10.0000 to 10.9999	1	83,654	0.06	83,654	602	80.00
Total:	722	$133,144,707	100.00%	$184,411	616	78.21%
As of the cut-off Date, the weighted average note margin of the Group I Loans will be approximately 5.1696% per annum.

Notional Credit Classification

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Notional Credit Classification	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
Prime (non-IO)	193	$20,240,823	11.02%	$104,875	719	82.52%
Prime (IO)	9	3,649,134	1.99	405,459	719	85.19
Alt A (non-IO)	281	41,610,148	22.65	148,079	633	79.53
Alt A (IO)	12	3,608,224	1.96	300,685	632	83.30
Insured (non-IO)	54	7,076,012	3.85	131,037	587	91.58
Insured (IO)	1	222,750	0.12	222,750	617	90.00
A- (non-IO)	434	72,413,771	39.42	166,852	601	78.61
A- (IO)	29	8,738,444	4.76	301,326	601	76.10
Subprime (non-IO)	193	24,952,101	13.58	129,285	563	73.91
Subprime (IO)	5	1,187,879	0.65	237,576	560	78.72
Total:	1,211	$183,699,287	100.00%	$151,692	619	79.23%

Sensitivity Analysis
To 10% Call
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
Class A-I-1
Avg. Life (yrs)	13.44	2.13	1.39	1.00	0.78	0.64
Window (# months)	281	73	48	29	22	17
Maturity (month-yr)	Feb29	Oct11	Sep09	Feb08	Jul07	Feb07

Class A-I-2
Avg. Life (yrs)	24.58	7.40	4.90	2.66	1.99	1.52
Window (# months)	29	37	26	8	7	5
Maturity (month-yr)	Jun31	Oct14	Oct11	Sep08	Jan08	Jun07

Class A-I-3
Avg. Life (yrs)	26.90	11.65	7.92	5.82	3.07	2.09
Window (# months)	20	44	32	42	32	11
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Apr08

Class M-I-1
Avg. Life (yrs)	24.65	8.25	5.61	4.71	4.79	3.11
Window (# months)	84	106	66	34	8	17
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Aug09

Class M-I-2
Avg. Life (yrs)	24.65	8.25	5.59	4.46	4.16	3.87
Window (# months)	84	106	67	37	16	1
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Aug09

Class M-I-3
Avg. Life (yrs)	24.66	8.26	5.58	4.37	3.87	3.81
Window (# months)	84	106	68	39	19	4
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Aug09

Class M-I-4
Avg. Life (yrs)	24.66	8.26	5.57	4.34	3.77	3.61
Window (# months)	84	106	68	40	20	6
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Aug09

Class M-I-5
Avg. Life (yrs)	24.66	8.26	5.57	4.31	3.73	3.53
Window (# months)	84	106	68	40	21	7
Maturity (month-yr)	Jan33	May18	May14	Feb12	Aug10	Aug09

Class B-I
Avg. Life (yrs)	1.20	1.32	1.40	1.49	1.64	1.89
Window (# months)	5	6	7	7	8	12
Maturity (month-yr)	Feb07	Apr07	May07	Jun07	Sep07	Feb08

Sensitivity Analysis
To Maturity
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
Class A-I-1
Avg. Life (yrs)	13.44	2.13	1.39	1.00	0.78	0.64
Window (# months)	281	73	48	29	22	17
Maturity (month-yr)	Feb29	Oct11	Sep09	Feb08	Jul07	Feb07

Class A-I-2
Avg. Life (yrs)	24.58	7.40	4.90	2.66	1.99	1.52
Window (# months)	29	37	26	8	7	5
Maturity (month-yr)	Jun31	Oct14	Oct11	Sep08	Jan08	Jun07

Class A-I-3
Avg. Life (yrs)	27.35	13.88	9.76	7.28	3.98	2.09
Window (# months)	40	188	169	155	127	11
Maturity (month-yr)	Sep34	May30	Oct25	Jul21	Jul18	Apr08

Class M-I-1
Avg. Life (yrs)	24.83	9.08	6.28	5.24	5.70	4.43
Window (# months)	102	220	164	113	73	96
Maturity (month-yr)	Jul34	Nov27	Jul22	Sep18	Jan16	Mar16

Class M-I-2
Avg. Life (yrs)	24.82	9.01	6.19	4.93	4.55	5.11
Window (# months)	101	202	145	99	67	41
Maturity (month-yr)	Jun34	May26	Nov20	Apr17	Nov14	Mar13

Class M-I-3
Avg. Life (yrs)	24.81	8.90	6.08	4.76	4.19	4.11
Window (# months)	99	178	126	84	56	34
Maturity (month-yr)	Apr34	May24	Mar19	Nov15	Sep13	Feb12

Class M-I-4
Avg. Life (yrs)	24.80	8.78	5.97	4.65	4.02	3.82
Window (# months)	96	155	106	70	44	26
Maturity (month-yr)	Jan34	Jun22	Jul17	Aug14	Aug12	Apr11

Class M-I-5
Avg. Life (yrs)	24.78	8.68	5.90	4.56	3.94	3.69
Window (# months)	94	144	97	63	39	22
Maturity (month-yr)	Nov33	Jul21	Oct16	Jan14	Feb12	Nov10

Class B-I
Avg. Life (yrs)	1.20	1.32	1.40	1.49	1.64	1.89
Window (# months)	5	6	7	7	8	12
Maturity (month-yr)	Feb07	Apr07	May07	Jun07	Sep07	Feb08

  Net WAC Cap Rate

  (Static = Current Index Values (1)

  Shock = Current Index Values(1) for the Initial period and then All Indices = 20%;
  20% HEP on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral; Act/360, no losses)

  To 10% Call

Period	Payment Date	Static (%) (1)	Shock (%) (1)(2)	Period	Payment Date	Static (%) (1)	Shock (%) (1)(2)
1	10/25/2005	14.617	14.617	40	1/25/2009	7.747	10.000
2	11/25/2005	6.603	10.000	41	2/25/2009	7.742	10.000
3	12/25/2005	6.825	10.000	42	3/25/2009	8.587	10.860
4	1/25/2006	6.606	10.000	43	4/25/2009	7.750	10.000
5	2/25/2006	6.609	10.000	44	5/25/2009	8.002	10.126
6	3/25/2006	7.320	10.000	45	6/25/2009	7.739	10.000
7	4/25/2006	6.614	10.000	46	7/25/2009	7.991	10.086
8	5/25/2006	6.836	10.000	47	8/25/2009	7.727	10.000
9	6/25/2006	6.619	10.000	48	9/25/2009	7.721	10.000
10	7/25/2006	6.843	10.000	49	10/25/2009	7.973	10.025
11	8/25/2006	6.625	10.000	50	11/25/2009	7.710	10.000
12	9/25/2006	6.630	10.000	51	12/25/2009	7.961	10.000
13	10/25/2006	6.913	10.000	52	1/25/2010	7.708	10.000
14	11/25/2006	6.688	10.000	53	2/25/2010	7.702	10.000
15	12/25/2006	6.915	10.000	54	3/25/2010	8.520	10.695
16	1/25/2007	6.691	10.000	55	4/25/2010	7.690	10.000
17	2/25/2007	6.691	10.000	56	5/25/2010	7.940	10.000
18	3/25/2007	8.509	10.000	57	6/25/2010	7.678	10.000
19	4/25/2007	7.797	10.000	58	7/25/2010	7.928	10.000
20	5/25/2007	8.053	10.000	59	8/25/2010	7.666	10.000
21	6/25/2007	7.789	10.000	60	9/25/2010	7.660	10.000
22	7/25/2007	8.043	10.000	61	10/25/2010	7.919	10.000
23	8/25/2007	7.779	10.000	62	11/25/2010	7.658	10.000
24	9/25/2007	7.801	10.000	63	12/25/2010	7.907	10.000
25	10/25/2007	8.081	10.000	64	1/25/2011	7.646	10.000
26	11/25/2007	7.815	10.000	65	2/25/2011	7.640	10.000
27	12/25/2007	8.070	10.000	66	3/25/2011	8.463	10.495
28	1/25/2008	7.805	10.000	67	4/25/2011	7.638	10.000
29	2/25/2008	7.800	10.000	68	5/25/2011	7.887	10.000
30	3/25/2008	8.333	10.000	69	6/25/2011	7.627	10.000
31	4/25/2008	7.790	10.000	70	7/25/2011	7.875	10.000
32	5/25/2008	8.044	10.000	71	8/25/2011	7.615	10.000
33	6/25/2008	7.784	10.000	72	9/25/2011	7.609	10.000
34	7/25/2008	8.037	10.000	73	10/25/2011	7.856	10.000
35	8/25/2008	7.773	10.000	74	11/25/2011	7.597	10.000
36	9/25/2008	7.767	10.000	75	12/25/2011	7.844	10.000
37	10/25/2008	8.020	10.000	76	1/25/2012	7.585	10.000
38	11/25/2008	7.756	10.000	77	2/25/2012	7.579	10.000
39	12/25/2008	8.011	10.000

  Senior Group I Yield Maintenance Agreement Schedule

  and Strike Rates

	Beginning	Ending	Notional	1ML Strike	1ML Strike		Beginning	Ending	Notional	1ML Strike	1ML Strike
Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)	Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)
1	10/11/2005	10/25/2005	151,551,000	9.710	9.710	40	12/25/2008	1/25/2009	25,836,593	9.206	9.710
2	10/25/2005	11/25/2005	145,728,622	6.313	9.710	41	1/25/2009	2/25/2009	25,836,593	9.191	9.710
3	11/25/2005	12/25/2005	140,752,443	6.535	9.710	42	2/25/2009	3/25/2009	25,836,593	9.710	9.710
4	12/25/2005	1/25/2006	135,933,399	6.326	9.710	43	3/25/2009	4/25/2009	25,836,593	9.530	9.710
5	1/25/2006	2/25/2006	131,189,007	6.328	9.710	44	4/25/2009	5/25/2009	25,836,593	9.710	9.710
6	2/25/2006	3/25/2006	126,575,841	7.040	9.710	45	5/25/2009	6/25/2009	25,836,593	9.492	9.710
7	3/25/2006	4/25/2006	122,094,604	6.333	9.710	46	6/25/2009	7/25/2009	25,836,593	9.710	9.710
8	4/25/2006	5/25/2006	117,742,916	6.556	9.710	47	7/25/2009	8/25/2009	25,836,593	9.451	9.710
9	5/25/2006	6/25/2006	113,405,858	6.348	9.710	48	8/25/2009	9/25/2009	25,245,954	9.432	9.710
10	6/25/2006	7/25/2006	109,234,271	6.572	9.710	49	9/25/2009	10/25/2009	24,522,646	9.710	9.710
11	7/25/2006	8/25/2006	105,188,074	6.353	9.710	50	10/25/2009	11/25/2009	23,821,302	9.392	9.710
12	8/25/2006	9/25/2006	101,263,224	6.360	9.710	51	11/25/2009	12/25/2009	23,141,218	9.695	9.710
13	9/25/2006	10/25/2006	95,692,171	6.784	9.710	52	12/25/2009	1/25/2010	22,481,371	9.392	9.710
14	10/25/2006	11/25/2006	90,302,282	6.564	9.710	53	1/25/2010	2/25/2010	21,841,342	9.373	9.710
15	11/25/2006	12/25/2006	85,136,905	6.853	9.710	54	2/25/2010	3/25/2010	21,220,631	9.710	9.710
16	12/25/2006	1/25/2007	80,216,971	6.623	9.710	55	3/25/2010	4/25/2010	20,618,666	9.349	9.710
17	1/25/2007	2/25/2007	75,503,100	6.623	9.710	56	4/25/2010	5/25/2010	20,034,799	9.648	9.710
18	2/25/2007	3/25/2007	72,028,220	8.462	9.710	57	5/25/2010	6/25/2010	19,468,456	9.309	9.710
19	3/25/2007	4/25/2007	68,777,554	7.733	9.710	58	6/25/2010	7/25/2010	18,919,081	9.607	9.710
20	4/25/2007	5/25/2007	65,646,529	7.994	9.710	59	7/25/2010	8/25/2010	18,386,135	9.267	9.710
21	5/25/2007	6/25/2007	62,620,036	7.724	9.710	60	8/25/2010	9/25/2010	17,869,096	9.246	9.710
22	6/25/2007	7/25/2007	59,709,871	7.985	9.710	61	9/25/2010	10/25/2010	17,367,279	9.568	9.710
23	7/25/2007	8/25/2007	56,899,402	7.711	9.710	62	10/25/2010	11/25/2010	16,880,479	9.229	9.710
24	8/25/2007	9/25/2007	54,178,626	8.313	9.710	63	11/25/2010	12/25/2010	16,408,131	9.525	9.710
25	9/25/2007	10/25/2007	51,555,233	8.633	9.710	64	12/25/2010	1/25/2011	15,949,781	9.187	9.710
26	10/25/2007	11/25/2007	49,014,764	8.334	9.710	65	1/25/2011	2/25/2011	15,504,989	9.166	9.710
27	11/25/2007	12/25/2007	46,554,468	8.611	9.710	66	2/25/2011	3/25/2011	15,073,329	9.710	9.710
28	12/25/2007	1/25/2008	44,171,691	8.313	9.710	67	3/25/2011	4/25/2011	14,654,293	9.168	9.710
29	1/25/2008	2/25/2008	41,863,873	8.313	9.710	68	4/25/2011	5/25/2011	14,247,585	9.461	9.710
30	2/25/2008	3/25/2008	39,628,596	9.350	9.710	69	5/25/2011	6/25/2011	13,852,819	9.125	9.710
31	3/25/2008	4/25/2008	37,465,826	8.755	9.710	70	6/25/2011	7/25/2011	13,469,624	9.417	9.710
32	4/25/2008	5/25/2008	35,370,641	9.043	9.710	71	7/25/2011	8/25/2011	13,097,639	9.083	9.710
33	5/25/2008	6/25/2008	33,340,823	8.733	9.710	72	8/25/2011	9/25/2011	12,736,514	9.062	9.710
34	6/25/2008	7/25/2008	31,374,104	9.028	9.710	73	9/25/2011	10/25/2011	12,385,913	9.355	9.710
35	7/25/2008	8/25/2008	29,468,649	8.834	9.710	74	10/25/2011	11/25/2011	12,045,514	9.023	9.710
36	8/25/2008	9/25/2008	27,623,241	9.233	9.710	75	11/25/2011	12/25/2011	11,714,996	9.312	9.710
37	9/25/2008	10/25/2008	25,836,593	9.573	9.710	76	12/25/2011	1/25/2012	11,394,054	8.981	9.710
38	10/25/2008	11/25/2008	25,836,593	9.238	9.710	77	1/25/2012	2/25/2012	11,082,393	8.961	9.710
39	11/25/2008	12/25/2008	25,836,593	9.541	9.710

  Subordinate Group I Yield Maintenance Agreement Schedule

  and Strike Rates

	Beginning	Ending	Notional	1ML Strike	1ML Strike		Beginning	Ending	Notional	1ML Strike	1ML Strike
Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)	Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)
1	10/11/2005	10/25/2005	32,142,000	9.230	9.230	40	12/25/2008	1/25/2009	27,105,747	8.726	9.230
2	10/25/2005	11/25/2005	32,142,000	5.833	9.230	41	1/25/2009	2/25/2009	25,529,122	8.711	9.230
3	11/25/2005	12/25/2005	32,142,000	6.055	9.230	42	2/25/2009	3/25/2009	24,000,811	9.230	9.230
4	12/25/2005	1/25/2006	32,142,000	5.846	9.230	43	3/25/2009	4/25/2009	22,520,618	9.050	9.230
5	1/25/2006	2/25/2006	32,142,000	5.848	9.230	44	4/25/2009	5/25/2009	21,085,505	9.230	9.230
6	2/25/2006	3/25/2006	32,142,000	6.560	9.230	45	5/25/2009	6/25/2009	19,694,035	9.012	9.230
7	3/25/2006	4/25/2006	32,142,000	5.853	9.230	46	6/25/2009	7/25/2009	18,344,807	9.230	9.230
8	4/25/2006	5/25/2006	32,142,000	6.076	9.230	47	7/25/2009	8/25/2009	17,036,447	8.971	9.230
9	5/25/2006	6/25/2006	32,142,000	5.868	9.230	48	8/25/2009	9/25/2009	16,358,278	8.952	9.230
10	6/25/2006	7/25/2006	32,142,000	6.092	9.230	49	9/25/2009	10/25/2009	15,851,067	9.230	9.230
11	7/25/2006	8/25/2006	32,142,000	5.873	9.230	50	10/25/2009	11/25/2009	15,358,938	8.912	9.230
12	8/25/2006	9/25/2006	32,142,000	5.880	9.230	51	11/25/2009	12/25/2009	14,881,408	9.215	9.230
13	9/25/2006	10/25/2006	32,142,000	6.304	9.230	52	12/25/2009	1/25/2010	14,417,768	8.912	9.230
14	10/25/2006	11/25/2006	32,142,000	6.084	9.230	53	1/25/2010	2/25/2010	13,967,695	8.893	9.230
15	11/25/2006	12/25/2006	32,142,000	6.373	9.230	54	2/25/2010	3/25/2010	13,530,878	9.230	9.230
16	12/25/2006	1/25/2007	32,142,000	6.143	9.230	55	3/25/2010	4/25/2010	13,106,909	8.869	9.230
17	1/25/2007	2/25/2007	32,142,000	6.143	9.230	56	4/25/2010	5/25/2010	12,695,358	9.168	9.230
18	2/25/2007	3/25/2007	32,142,000	7.982	9.230	57	5/25/2010	6/25/2010	12,295,827	8.829	9.230
19	3/25/2007	4/25/2007	32,142,000	7.253	9.230	58	6/25/2010	7/25/2010	11,907,933	9.127	9.230
20	4/25/2007	5/25/2007	32,142,000	7.514	9.230	59	7/25/2010	8/25/2010	11,531,305	8.787	9.230
21	5/25/2007	6/25/2007	32,142,000	7.244	9.230	60	8/25/2010	9/25/2010	11,165,583	8.766	9.230
22	6/25/2007	7/25/2007	32,142,000	7.505	9.230	61	9/25/2010	10/25/2010	10,810,296	9.088	9.230
23	7/25/2007	8/25/2007	32,142,000	7.231	9.230	62	10/25/2010	11/25/2010	10,465,277	8.749	9.230
24	8/25/2007	9/25/2007	32,142,000	7.833	9.230	63	11/25/2010	12/25/2010	10,130,162	9.045	9.230
25	9/25/2007	10/25/2007	32,142,000	8.153	9.230	64	12/25/2010	1/25/2011	9,804,636	8.707	9.230
26	10/25/2007	11/25/2007	32,142,000	7.854	9.230	65	1/25/2011	2/25/2011	9,488,397	8.686	9.230
27	11/25/2007	12/25/2007	32,142,000	8.131	9.230	66	2/25/2011	3/25/2011	9,181,151	9.230	9.230
28	12/25/2007	1/25/2008	32,142,000	7.833	9.230	67	3/25/2011	4/25/2011	8,882,502	8.688	9.230
29	1/25/2008	2/25/2008	32,142,000	7.833	9.230	68	4/25/2011	5/25/2011	8,592,291	8.981	9.230
30	2/25/2008	3/25/2008	32,142,000	8.870	9.230	69	5/25/2011	6/25/2011	8,310,252	8.645	9.230
31	3/25/2008	4/25/2008	32,142,000	8.275	9.230	70	6/25/2011	7/25/2011	8,036,129	8.937	9.230
32	4/25/2008	5/25/2008	32,142,000	8.563	9.230	71	7/25/2011	8/25/2011	7,769,673	8.603	9.230
33	5/25/2008	6/25/2008	32,142,000	8.253	9.230	72	8/25/2011	9/25/2011	7,530,034	8.582	9.230
34	6/25/2008	7/25/2008	32,142,000	8.548	9.230	73	9/25/2011	10/25/2011	7,322,752	8.875	9.230
35	7/25/2008	8/25/2008	32,142,000	8.354	9.230	74	10/25/2011	11/25/2011	7,121,503	8.543	9.230
36	8/25/2008	9/25/2008	32,142,000	8.753	9.230	75	11/25/2011	12/25/2011	6,926,096	8.832	9.230
37	9/25/2008	10/25/2008	32,142,000	9.093	9.230	76	12/25/2011	1/25/2012	6,736,350	8.501	9.230
38	10/25/2008	11/25/2008	30,410,476	8.758	9.230	77	1/25/2012	2/25/2012	6,552,090	8.481	9.230
39	11/25/2008	12/25/2008	28,732,294	9.061	9.230

  Excess Spread

  Calculations are run to call at both static (1ML = 3.829%, 6ML = 4.100%, 12ML = 4.267%, 12MCMT = 4.071% and COFI_11 = 2.757%) and forward curves. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) 20% HEP on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, (2) no defaults and no losses:

Period	Excess Spread in bps (Static Rates)	Excess Spread in bps (Fwd Curve)
Avg yr1	288	252
Avg yr2	371	314
Avg yr3	448	410
Avg yr4	425	383
Avg yr5	417	370

Pd	Excess Spread in bps (Static Rates)	1 Month Fwd LIBOR	6 Month Fwd LIBOR	12 Month Fwd LIBOR	12 Month Fwd CMT	Fwd COFI_11	Excess Spread in bps (Fwd Curve)	Pd	Excess Spread in bps (Static Rates)	1 Month Fwd LIBOR	6 Month Fwd LIBOR	12 Month Fwd LIBOR	12 Month Fwd CMT	Fwd COFI_11	Excess Spread in bps (Fwd Curve)
1	488	3.829%	4.100%	4.267%	4.071%	2.757%	488	40	410	4.454%	4.458%	4.531%	4.073%	3.382%	363
2	255	3.913%	4.170%	4.309%	4.129%	2.841%	246	41	411	4.451%	4.444%	4.537%	4.069%	3.379%	365
3	270	4.080%	4.229%	4.344%	4.168%	3.008%	245	42	457	4.434%	4.433%	4.543%	4.066%	3.362%	418
4	257	4.167%	4.263%	4.365%	4.185%	3.095%	223	43	413	4.406%	4.429%	4.550%	4.063%	3.334%	371
5	258	4.191%	4.284%	4.380%	4.180%	3.119%	221	44	428	4.383%	4.437%	4.557%	4.061%	3.311%	389
6	302	4.210%	4.303%	4.394%	4.155%	3.138%	266	45	413	4.371%	4.455%	4.564%	4.060%	3.299%	374
7	261	4.239%	4.319%	4.405%	4.114%	3.167%	219	46	427	4.371%	4.479%	4.572%	4.060%	3.299%	389
8	277	4.263%	4.331%	4.415%	4.064%	3.191%	233	47	412	4.385%	4.506%	4.580%	4.060%	3.313%	371
9	265	4.280%	4.341%	4.422%	4.008%	3.208%	218	48	411	4.413%	4.530%	4.589%	4.062%	3.341%	371
10	280	4.292%	4.349%	4.425%	3.952%	3.220%	233	49	425	4.453%	4.547%	4.597%	4.065%	3.381%	383
11	268	4.300%	4.357%	4.424%	3.898%	3.228%	218	50	410	4.489%	4.553%	4.605%	4.069%	3.417%	362
12	270	4.306%	4.365%	4.419%	3.850%	3.234%	219	51	424	4.514%	4.550%	4.613%	4.074%	3.442%	376
13	292	4.312%	4.371%	4.415%	3.810%	3.240%	239	52	410	4.527%	4.541%	4.621%	4.080%	3.455%	359
14	279	4.318%	4.378%	4.414%	3.779%	3.246%	224	53	410	4.527%	4.530%	4.629%	4.087%	3.455%	358
15	296	4.328%	4.382%	4.415%	3.759%	3.256%	241	54	453	4.514%	4.521%	4.637%	4.095%	3.442%	409
16	284	4.339%	4.381%	4.419%	3.749%	3.267%	225	55	409	4.489%	4.520%	4.645%	4.104%	3.417%	360
17	286	4.346%	4.370%	4.423%	3.749%	3.274%	226	56	423	4.469%	4.531%	4.653%	4.113%	3.397%	378
18	441	4.346%	4.353%	4.427%	3.759%	3.274%	383	57	407	4.460%	4.550%	4.661%	4.124%	3.388%	362
19	415	4.349%	4.338%	4.430%	3.778%	3.277%	350	58	421	4.463%	4.575%	4.669%	4.135%	3.391%	377
20	433	4.346%	4.328%	4.431%	3.805%	3.274%	369	59	406	4.479%	4.602%	4.677%	4.147%	3.407%	358
21	423	4.319%	4.326%	4.431%	3.838%	3.247%	359	60	405	4.508%	4.626%	4.685%	4.158%	3.436%	358
22	441	4.274%	4.335%	4.432%	3.877%	3.202%	384	61	420	4.548%	4.643%	4.691%	4.169%	3.476%	372
23	428	4.248%	4.354%	4.437%	3.918%	3.176%	374	62	405	4.584%	4.649%	4.697%	4.180%	3.512%	350
24	431	4.255%	4.379%	4.445%	3.960%	3.183%	395	63	419	4.608%	4.645%	4.703%	4.190%	3.536%	364
25	449	4.294%	4.402%	4.454%	3.999%	3.222%	415	64	404	4.621%	4.636%	4.707%	4.200%	3.549%	345
26	435	4.336%	4.414%	4.463%	4.032%	3.264%	397	65	403	4.621%	4.624%	4.712%	4.209%	3.549%	344
27	451	4.368%	4.415%	4.470%	4.059%	3.296%	411	66	447	4.607%	4.615%	4.716%	4.219%	3.535%	398
28	437	4.389%	4.409%	4.477%	4.080%	3.317%	393	67	403	4.583%	4.611%	4.721%	4.229%	3.511%	348
29	438	4.396%	4.398%	4.482%	4.095%	3.324%	394	68	417	4.563%	4.617%	4.727%	4.240%	3.491%	367
30	469	4.387%	4.389%	4.487%	4.105%	3.315%	429	69	401	4.553%	4.631%	4.732%	4.252%	3.481%	350
31	441	4.364%	4.384%	4.491%	4.110%	3.292%	400	70	415	4.553%	4.650%	4.739%	4.264%	3.481%	366
32	457	4.343%	4.389%	4.495%	4.112%	3.271%	420	71	400	4.564%	4.671%	4.746%	4.276%	3.492%	347
33	444	4.330%	4.403%	4.498%	4.110%	3.258%	407	72	399	4.586%	4.690%	4.754%	4.289%	3.514%	346
34	461	4.328%	4.423%	4.502%	4.107%	3.256%	425	73	413	4.618%	4.703%	4.762%	4.303%	3.546%	360
35	447	4.338%	4.444%	4.506%	4.102%	3.266%	410	74	398	4.646%	4.708%	4.770%	4.317%	3.574%	339
36	449	4.361%	4.463%	4.510%	4.095%	3.289%	413	75	412	4.665%	4.705%	4.779%	4.331%	3.593%	353
37	466	4.395%	4.476%	4.515%	4.089%	3.323%	429	76	397	4.675%	4.699%	4.788%	4.345%	3.603%	334
38	423	4.425%	4.478%	4.520%	4.083%	3.353%	380	77	396	4.675%	4.692%	4.798%	4.359%	3.603%	333
39	423	4.445%	4.471%	4.525%	4.078%	3.373%	380	78	***	4.664%	4.688%	4.807%	4.373%	3.592%	***

  Breakeven CDR Table

  The tables below display the Constant Default Rate (""CDR""), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.829%, 6ML = 4.100%, 12ML = 4.267%, 12MCMT = 4.071% and COFI_11 = 2.757%) and forward curve, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed is 20% HEP on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, (2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

		Static LIBOR			Forward LIBOR
		35% Loss Severity	45% Loss Severity	55% Loss Severity	35% Loss Severity	45% Loss Severity	55% Loss Severity
Class M-1	CDR Break	24.979%	18.479%	14.653%	23.723%	17.485%	13.832%
	Cum Loss	15.29%	16.05%	16.58%	14.79%	15.44%	15.88%
Class M-2	CDR Break	15.987%	12.213%	9.882%	14.775%	11.253%	9.083%
	Cum Loss	11.25%	11.81%	12.20%	10.62%	11.08%	11.39%
Class M-3	CDR Break	11.758%	9.121%	7.447%	10.574%	8.173%	6.662%
	Cum Loss	8.92%	9.35%	9.64%	8.20%	8.54%	8.77%
Class M-4	CDR Break	10.349%	8.067%	6.611%	9.172%	7.127%	5.825%
	Cum Loss	8.06%	8.44%	8.71%	7.31%	7.60%	7.80%
Class M-5	CDR Break	9.284%	7.273%	5.975%	8.134%	6.352%	5.210%
	Cum Loss	7.38%	7.73%	7.98%	6.61%	6.88%	7.07%
Class B-I	CDR Break	7.587%	5.949%	4.893%	6.604%	5.171%	4.249%
	Cum Loss	6.23%	6.50%	6.68%	5.54%	5.75%	5.89%